Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Fund
April 30, 2022
CSZ-NPRT3-0622
1.9879569.104
Money Market Funds - 90.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.32% (a) (Cost $72,406,013)	72,391,535	72,406,014

TOTAL INVESTMENT IN SECURITIES - 90.0% (Cost $72,406,013)	72,406,014
NET OTHER ASSETS (LIABILITIES) - 10.0% (b)	8,007,237
NET ASSETS - 100.0%	80,413,251

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	118	Jul 2022	4,799,650	312,643	312,643
CBOT KC HRW Wheat Contracts (United States)	27	Jul 2022	1,492,763	(28,595)	(28,595)
CBOT Soybean Contracts (United States)	55	Jul 2022	2,377,650	(134,291)	(134,291)
CBOT Soybean Contracts (United States)	53	Jul 2022	4,464,588	97,668	97,668
CBOT Soybean Oil Contracts (United States)	57	Jul 2022	2,878,956	388,124	388,124
CBOT Wheat Contracts (United States)	48	Jul 2022	2,533,800	(46,839)	(46,839)
CME Lean Hogs Contracts (United States)	34	Jun 2022	1,446,700	(106,799)	(106,799)
CME Live Cattle Contracts (United States)	41	Jun 2022	2,175,460	(16,797)	(16,797)
COMEX Copper Contracts (United States)	32	Jul 2022	3,506,400	(261,296)	(261,296)
COMEX Gold 100 oz. Contracts (United States)	53	Jun 2022	10,057,280	(565,152)	(565,152)
COMEX Silver Contracts (United States)	27	Jul 2022	3,077,325	(343,505)	(343,505)
ICE Brent Crude Contracts (United Kingdom)	54	May 2022	5,766,660	(125,753)	(125,753)
ICE Coffee 'C' Contracts (United States)	20	Jul 2022	1,665,750	(63,746)	(63,746)
ICE Cotton No. 2 Contracts (United States)	16	Jul 2022	1,165,040	86,941	86,941
ICE Low Sulphur Gasoil Contracts (United States)	24	Jul 2022	2,595,600	334,671	334,671
ICE Sugar No. 11 Contracts (United States)	87	Jun 2022	1,865,976	(91,559)	(91,559)
LME Aluminum Contracts (United Kingdom)	37	Jul 2022	2,821,481	(234,365)	(234,365)
LME Nickel Contracts (United Kingdom)	14	Jul 2022	2,668,428	(115,874)	(115,874)
LME Zinc Contracts (United Kingdom)	22	Jul 2022	2,262,013	(109,710)	(109,710)
NYMEX Gasoline RBOB Contracts (United States)	14	Jun 2022	1,980,090	178,494	178,494
NYMEX Natural Gas Contracts (United States)	138	Jun 2022	10,192,680	886,891	886,891
NYMEX NY Harbor ULSD Contracts (United States)	13	Jun 2022	2,009,881	268,417	268,417
NYMEX WTI Crude Oil Contracts (United States)	64	Jun 2022	6,567,040	326,741	326,741

TOTAL FUTURES CONTRACTS					636,309
The notional amount of futures purchased as a percentage of Net Assets is 100.2%

Legend

(a)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(b)	Includes $5,513,435 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.32%	137,985,374	185,923,320	251,502,680	81,862	(62)	62	72,406,014	0.1%
Total	137,985,374	185,923,320	251,502,680	81,862	(62)	62	72,406,014

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Strategy Cayman Ltd.	23,793,905	20,299,338	70,501,172	-	46,830,824	(6,528,184)	13,894,711

The Fund invests in certain commodity-related investments through Geode Commodity Strategy Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of April 30, 2022, the Fund held an investment of $13,894,711 in the Subsidiary, representing 17.3% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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